MASTR ALTERNATIVE LOANS TRUST SERIES 02-2 (MALT 02-2)GP3B
                        WHOLE LOAN 30YR ALT-A FIXED-RATE


 DEAL SIZE                                     $38MM

 GWAC                                          7.464% +/-15BPS

 WAM                                              358 +/- 2 MONTHS

 CALIFORNIA                                    16.8% APPROX.

 AVG LOAN BALANCE         (100% CONFORMING)    $138K APPROX.

 WA LTV                                        73.1% APPROX.

 LOAN PURPOSE:            PURCHASE             61.7% APPROX.
                          RATE-TERM REFI       22.6% APPROX.
                          CASH-OUT REFI        15.7% APPROX.

 PROPERTY TYPE:           SFD/PUD              61.5% APPROX.
                          OTHER                38.5% APPROX.

 DOC TYPE:                FULL                 57.5% APPROX.
                          STATED/INC           34.2% APPROX.
                          ASSET VERIFICATION    7.5% APPROX.
                          NO INCOME/NO ASSET    0.8% APPROX.

 OCCUPANCY:               PRIMARY              47.5% APPROX.
                          SECONDARY             2.0% APPROX.
                          INVESTOR             50.5% APPROX.

 WA FICO                                       716 APPROX.

 AAA RATINGS                               2 OF 3 (S&P, MOODYS. FITCH)

 ESTIMATED SUBORDINATION LEVEL                 6.00% APPROX.

 PRICING SPEED                                  100% PPC

 RAMP                     4-16 CPR IN 12 MTHS, 16 CPR THEREAFTER

 SETTLEMENT DATE                               09/30/02

 DEPOSITOR                            MORTGAGE ASSET SECURITIZATION
                                      TRANSACTIONS, INC.

 MASTER SERVICER/BOND ADMINISTRATOR   WELLS FARGO BANK MINNESOTA, NA

                            ALL NUMBERS APPROXIMATE.

                   ALL TRANCHES SUBJECT TO 10% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.